UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2013

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other	Commission File Number	(I.R.S. Employer
Jurisdiction of		Identification
Incorporation or		Number)
Organization)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Charles H. Cotros, a director of AmerisourceBergen Corporation (the “Company”) since 2002, retired from service on the Board of Directors, effective at the end of the 2013 Annual Meeting of Stockholders on February 28, 2013.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On February 28, 2013, the Company held its 2013 Annual Meeting of Stockholders. The items listed below were submitted to a vote of the stockholders through a solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders.

Item 1- Election of Directors.

The Company’s stockholders elected the following individuals as directors to serve until the 2014 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. The voting results were as follows:

Nominees	For	Against	Abstain	Broker Non-Vote
Steven H. Collis	183,510,103	951,312	581,029	15,692,753
Douglas R. Conant	182,387,204	2,033,349	621,891	15,692,753
Richard W. Gochnauer	181,056,928	478,420	3,507,096	15,692,753
Richard C. Gozon	180,796,890	3,634,053	611,501	15,692,753
Edward E. Hagenlocker	177,233,895	4,310,870	3,497,679	15,692,753
Kathleen W. Hyle	180,768,347	645,391	3,628,706	15,692,753
Michael J. Long	178,238,941	3,305,911	3,497,592	15,692,753
Henry W. McGee	180,877,169	666,014	3,499,261	15,692,753

Item 2 - Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2013.

The Company’s stockholders approved this item. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
195,370,224	4,803,790	561,183	0

Item 3 - Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders approved this item. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
179,127,746	5,102,739	811,552	15,693,160

Item 8.01.                                        Other Events.

On February 28, 2013, the Company’s Board of Directors appointed Michael J. Long to serve as Chair of the Compensation and Succession Planning Committee.  Mr. Long succeeded Mr. Cotros as Chairman of the Compensation and Succession Planning Committee following Mr. Cotros’ retirement from the Company’s Board of Directors at the end of the 2013 Annual Meeting of Stockholders.

On February 28, 2013, the Company’s Board of Directors also appointed Douglas R. Conant to serve on the Compensation and Succession Planning Committee and the Finance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: March 5, 2013	By:	/s/ Tim G. Guttman
		Name:	Tim G. Guttman
		Title:	Senior Vice President
and Chief Financial Officer